U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund

Global Resources Fund

(the “Funds”)

Investor Class Shares

SUPPLEMENT DATED NOVEMBER 13, 2015

TO THE FUNDS’ SUMMARY PROSPECTUSES AND PROSPECTUS DATED MAY 1, 2015

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS’ SUMMARY PROSPECTUSES AND PROSPECTUS.

Effective November 12, 2015, Mr. Ralph Aldis has replaced Mr. Brian Hicks as a portfolio manager to the Funds.  Mr. Frank Holmes also will continue to serve as a portfolio manager responsible for the day-to-day investment decisions for the Funds.  Mr. Aldis has served as a portfolio manager at U.S. Global Investors, Inc. since 2001.

As a result of this change, all references to Mr. Hicks in the Funds’ Summary Prospectuses and Prospectus are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUNDS’ SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE.